SUPPLEMENT DATED MAY 1, 2019
TO

PROSPECTUS DATED MAY 1, 2008
FOR CORPORATE VUL

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT G

After the close of business on April 30, 2019, the Neuberger Berman Advisers Management Trust Large Cap Value Portfolio was merged into the Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio.

The Neuberger Berman Advisers Management Trust Large Cap Value Portfolio is no longer available for investment and any references to that Fund are hereby deleted from the prospectus.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.